EXHIBIT 3.1

Corporations Section
P.O. Box13697
Austin, Texas 78711-3697                                      Geoffrey S. Connor
                                                              Secretary of State



                        OFFICE OF THE SECRETARY OF STATE

                         CERTIFICATE OF INCORPORATION
                                       OF

                          Pediatric Prosthetics, Inc.
                            Filing Number: 800247200

The undersigned, as Secretary of State of Texas, hereby certifies that Articles of Incorporation for the above named corporation have been received in this office and have been found to conform to law.

Accordingly, the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Incorporation.

issuance of this Certificate of Incorporation does not authorize the use of a name in this state in violation of the rights of another under the federal
Trademark Act of 1946, the Texas trademark law, the Assumed Business or Professional Name Act, or the common law.

Dated: 09/15/2003
Effective: 09/15/2003



                                               /s/ Geoffrey S. Connor
                                               Geoffrey S. Connor
                                               Secretary of State


PHONE(512)463-5555
PREPARED by: Jean Marchione

          COME visit us on the internet at http://www.sos.state.tx.us/
                               FAX(512) 463-5709

--------------------------------------------------------------------------------
FORM 201                                     This space reserved for office use.
(REVISED 9/03)
-----------------------
Return in Duplicate to:                                  FILED
Secretary of State                                in the Office of the
P.O. Box 13697                                Secretary of State of Texas
Austin, TX 78711-3697                                 SEP 15 2003
FAX: 512/463-5709                                 Corporations Section

FILING FEE: $300
--------------------------------------------------------------------------------

                            ARTICLES OF INCORPORATION
                            PURSUANT TO ARTICLE 3.02
                                 TEXAS BUSINESS
                                 CORPORATION ACT

--------------------------------------------------------------------------------
                           ARTICLE 1 -- CORPORATE NAME
--------------------------------------------------------------------------------
The name of the corporation is as set forth below:
--------------------------------------------------------------------------------
Pediatric Prosthetics, Inc.
--------------------------------------------------------------------------------
The name must contain the word "corporation, "company," incorporated," or an abbreviation of one of these terms. The name must not be the same as, deceptively similar in or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for "name availability" is recommended.
--------------------------------------------------------------------------------

              ARTICLE 2 -- REGISTERED AGENT AND REGISTERED OFFICE
               (Select and complete either A or B and complete C)
                                    ------
--------------------------------------------------------------------------------
[X] A. The initial registered agent is an organization (cannot be corporation named above) by the name of:
--------------------------------------------------------------------------------
Choice Point Services, Inc. DBA Tyler-Mclennon, Inc.
--------------------------------------------------------------------------------
OR
--------------------------------------------------------------------------------
[ ] B. The initial registered agent is an individual resident of the state whose name is set forth below:
--------------------------------------------------------------------------------
FIRST NAME               M.I.          LAST NAME                SUFFIX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
C. The business address of the registered agent and the registered office address is:
--------------------------------------------------------------------------------
STREET ADDRESS                CITY          STATE              ZIP CODE
--------------------------------------------------------------------------------
1601 Rio Grande, Ste 500     Austin          TX                 78701
--------------------------------------------------------------------------------

                             ARTICLE 3 -- DIRECTORS
--------------------------------------------------------------------------------
The number of directors constituting the initial board of directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are set forth below:
--------------------------------------------------------------------------------
DIRECTOR 1: FIRST NAME   M.I.          LAST NAME                SUFFIX
--------------------------------------------------------------------------------
Linda                                  Putback-Bean              Mrs.
--------------------------------------------------------------------------------
STREET ADDRESS                CITY          STATE              ZIP CODE
--------------------------------------------------------------------------------
8966 Wilcrest Drive           Houston       Texas              77099
--------------------------------------------------------------------------------
DIRECTOR 2: FIRST NAME   M.I.          LAST NAME                SUFFIX
--------------------------------------------------------------------------------
Dan                                    Morgan                   Mr.
--------------------------------------------------------------------------------
STREET ADDRESS                CITY          STATE              ZIP CODE
--------------------------------------------------------------------------------
8966 Wilcrest Drive           Houston       Texas              77099
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTOR 3: FIRST NAME   M.I.          LAST NAME                SUFFIX
--------------------------------------------------------------------------------
Kenneth                  W.            Bean                     Mr.
--------------------------------------------------------------------------------
STREET ADDRESS                CITY          STATE              ZIP CODE
--------------------------------------------------------------------------------
8966 Wilcrest Drive           Houston       Texas              77099
--------------------------------------------------------------------------------

                         ARTICLE 4 -- AUTHORIZED SHARES
--------------------------------------------------------------------------------
[X] A. The total number of shares the corporation is authorized to issue is and the par value of each of the authorized shares is $ 1.00 par value 1,000 shares authorized
--------------------------------------------------------------------------------
OR (you must complete either option A or option B, do not select both.)
                      ------          --           -------------------
--------------------------------------------------------------------------------
B. The total number of shares the corporation is authorized to issue is and the dates shall have no par value.
--------------------------------------------------------------------------------
If the shares are to be divided into classes, you must set forth the designation of each class, the number of shares of each class, the par value (or statement of no par value), and the preferences, limitations, and relative rights of each class in the space provided for supplemental information on this form.
--------------------------------------------------------------------------------

                              ARTICLE 5 -- DURATION
--------------------------------------------------------------------------------
The period of duration is perpetual.
--------------------------------------------------------------------------------

                              ARTICLE 6 -- PURPOSE
--------------------------------------------------------------------------------
The purpose for which the corporation is organized is for the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.
--------------------------------------------------------------------------------

                      SUPPLEMENTAL PROVISIONS/INFORMATION
--------------------------------------------------------------------------------
Text Area: [The attached addendum, if any, is incorporated herein by reference.]

--------------------------------------------------------------------------------

                                 INCORPORATION
--------------------------------------------------------------------------------
The name and address of the incorporator is set forth below.
--------------------------------------------------------------------------------
NAME:
--------------------------------------------------------------------------------
Mary E. Pollock
--------------------------------------------------------------------------------
STREET ADDRESS                CITY          STATE              ZIP CODE
--------------------------------------------------------------------------------
5850 San Felipe, Suite 500      Houston        Texas            77057
--------------------------------------------------------------------------------

                            EFFECTIVE DATE OF FILING
--------------------------------------------------------------------------------
[X] This document will become effective when the document is filed by the secretary of state.
--------------------------------------------------------------------------------
OR
--------------------------------------------------------------------------------
[ ] This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is
--------------------------------------------------------------------------------

                                   EXECUTION
--------------------------------------------------------------------------------
The undersigned incorporator signs these articles of incorporation subject to the penalties imposed by law for the submission of a false or fraudulent document.
--------------------------------------------------------------------------------
/s/ Mary E. Pollock
--------------------------------------------------------------------------------
Signature of incorporator
--------------------------------------------------------------------------------